Jones Lang LaSalle®

*Real value in a changing world*

Supplemental Information First Quarter Earnings Call 2010 Exhibit 99.2

Market & Financial Overview

Dallas, Detroit
Mumbai, Tokyo
Toronto
Beijing, Moscow,
New York
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Americas
EMEA
Asia Pacific
Chicago, Mumbai,
Singapore,
Sydney, Toronto
Hong Kong, London,
Washington DC
Dallas, Detroit
Milan,
Stockholm, Tokyo
Amsterdam, Brussels
Philadelphia
Shanghai
Capital Values
Investment sales remain ahead of fundamentals; lending activity increasing
Q1 2009 Q1 2010
Capital Value
growth slowing
Capital Value
falling
Capital Value
growth
accelerating
Capital Value
bottoming out
Berlin,
Brussels, Chicago,
London, Milan, Paris
Moscow, Philadelphia,
Sydney
Shanghai, Seoul
Singapore
Beijing,
Washington DC
Amsterdam, New York,
San Francisco,
Stockholm
Berlin,
Paris, San Francisco, Seoul
Hong Kong

The Jones Lang LaSalle Property Clocks
SM

Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out
Leasing Market Fundamentals
Asia Pacific leading variable speed recovery
Q1 2009
Brussels, Detroit,
Hong Kong, London,
Moscow
Amsterdam
Atlanta, Berlin,
Chicago,
Los Angeles, New York,
San Francisco, Singapore,
Sydney
Dallas, Mumbai
Toronto
Tokyo
Seoul
Milan, Washington DC
Beijing, Paris, Shanghai,
Stockholm
Dallas, New York
Q1 2010
Amsterdam, Dublin,
San Francisco, Seoul
Singapore, Tokyo
London,
Moscow, Sydney
Beijing, Hong Kong
Shanghai
Berlin, Brussels, Paris,
Washington DC
Milan, Rome,
Stockholm
Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out
Atlanta
Detroit
Mumbai
Chicago, Los Angeles

Americas
EMEA
Asia Pacific
The Jones Lang LaSalle Property Clocks
SM

Progress Toward 2010 Priorities
Recovery: Country by Country, Market by Market, Product by Product
•
Leverage global platform and leading market positions to capitalize on opportunities
-
Incremental transaction revenue maximized by productivity
•
Continue to build annuity revenue & expand corporate outsourcing leadership
-
New corporate outsourcing clients; growth in Property & Facility Management revenue
•
Selectively add and upgrade talent to build capabilities and grow market share
-
High-quality market leaders added
•
LaSalle Investment Management: leverage global scale and market reputation
-
New separate account takeovers; equity raised
•
Maintain cost discipline
-
Transitioned to variable compensation; operating expense control
•
Maintain strong financial position
-
Year-on-year debt reduction; leverage ratio at 2.26x

Selected Business Wins and Expansions
CORPORATE SOLUTIONS
INVESTMENT SALES
LEASING
Americas EMEA Asia Pacific
ANZ Dassault Systemes Wipro Technologies
Vodafone
Philips
Greenbriar Mall, Atlanta
1450 Frazee, San Diego, $18M
Marriott Downtown, Los Angeles, $63M
Multi Portfolio, Europe, €1.3B
3 Hardman Street, Manchester, £183M
Victoria House, London, £175M
Alexa Shopping Centre, Berlin, €316M
South Tower, Brisbane, AUD 94M
KBR, Houston, 1.2M sf
UBS, Chicago, 390K sf
European Commission, Brussels, 91K sf
Inteco, Moscow, 122K sf
Fortius Funds Management, Sydney, 113K sf
RBS, Singapore, 160K sf
Microsoft, Tokyo, 390K sf
Citrix, Bangalore, 127K sf

Brown Shoe

First Quarter Financial Information

Q1 Revenue Performance
$228.4
$199.6
2009 2010
$151.4
$120.8
2009 2010
$104.8
$135.7
2009 2010
$59.1
$37.0
2009 2010
$580.7
$494.2
2009 2010
14%
29%
Note: Equity losses of $32.0M and $6.1M in 2009 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Consolidated
Americas EMEA
Asia Pacific LIM
17% in LC
50% in LC 15% in LC
12% in LC
($ in millions; “LC”=Local Currency)
25%
60%
18%

Q1 Leasing Revenue
$89.7
$106.8
2009 2010
$29.6
$38.8
2009 2010
$17.6
$25.3
2009 2010
$136.9
$170.9
2009 2010
19%
Americas
EMEA
Asia Pacific
Consolidated
31%
44%
21% in LC
23% in LC
($ in millions; “LC”=Local Currency)
25%
31% in LC

$15.7
$26.2
2009 2010

Q1 Capital Markets and Hotels Revenue
$7.6
$9.5
2009 2010
$16.6
$5.0
2009 2010
$52.3
$28.3
2009 2010
67%
25%
n.m.
85%
Americas EMEA Asia Pacific
Consolidated
68% in LC
55% in LC
($ in millions; “LC”=Local Currency)
Notes:
•
n.m. – not meaningful

$43.5
$58.2
2009 2010
$29.9
$34.5
2009 2010
$60.9
$67.8
2009 2010
$134.3
$160.5
2009 2010
34%
Americas EMEA Asia Pacific
Consolidated
15%
11%
0% in LC
13% in LC
7% in LC
20%
Q1 Property & Facility Management Services Revenue
($ in millions; “LC”=Local Currency)

Q1 Project & Development Services Revenue
$38.6
$31.5
2009 2010
$21.5
$26.0
2009 2010
$11.0
$10.7
2009 2010
$71.1
$68.2
2009 2010
(18%)
Americas EMEA Asia Pacific
Consolidated
21%
(3%)
11% in LC
8% in LC
13% in LC
($ in millions; “LC”=Local Currency)
(4%)

$59.8
$58.5
2009 2010
$6.4
$6.9
2009 2010
($6.3)
($29.2)
2009 2010
$37.0
$59.1
2009 2010
(2%)
8%
60%
Advisory Fees Transaction & Incentive Fees Equity Losses
Total LaSalle Investment Management
Notes:
•
LIM Q1 2009 non-cash co-investment charges
of $28.6M included in Equity Losses
•
LIM Q1 2010 non-cash co-investment charges
of $6.5M included in Equity Losses
0% in LC 7% in LC
50% in LC
Q1 LaSalle Investment Management Revenue
($ in millions; “LC”=Local Currency)
78%
78% in LC

Solid Balance Sheet Position
(1)
Nearly all 2009 incentive compensation was paid by Q1 2010 compared to the prior year when a majority of incentive compensation was paid in Q2 2009.
Continued focus on debt repayment with selective investments
(2)
Q1 Capital Expenditures for 2010 and 2009 net of tenant improvement allowances received were $4 million and $5 million, respectively.

Q1 2010 Q1 2009
($ in millions)
Cash $60 $46 Strong cash from earnings
Short Term Borrowings 47 39
Credit Facilities 335 496
Net Bank Debt $322 $489
Deferred Business Acquisition Obligations 374 377
Total Debt $696 $866
Cash from Earnings $46 $23
Working Capital, including Incentive Comp
(1)
(192) (27)
Cash Used in Operations ($146) ($4)
Primary Uses
Investment grade rated
Capital Expenses
(2)
(5) (7) Standard & Poor's:
Acquisitions & Deferred Payment Obligations (27) (14) BBB-
(Outlook: Stable)
Co-Investment (10) - Moody's Investor Services:
Other (5) (1) Baa2
(Outlook: Stable)
Net Debt Borrowings ($193) ($26)
2010 Q1 Highlights
Cash interest expense of $3.7
million, down 41% from 2009
Q1 expense of $6.3 million
Leverage ratio of 2.26x, well
below covenant maximum
(3.75x)

Appendix

Product
Assets Under
Management
%
European Private
Equity
$13.4 33.6%
North American Private
Equity
$12.1 30.2%
Asia Pacific Private
Equity
$7.2 18.2%
Total Private Equity $32.7 82.0%
Total Public
Securities
$7.2 18.0%
Total AUM $39.9 100%
Description Q1 2010 Statistics
(1)
Typical Fee
Structure
Separate Account
Management
(Firm’s co-investment =
$21.7M)
•
$17.2 billion of assets
under management
(10% decline from 2009)
•
Advisory fees
•
Transaction fees
•
Incentive fees
•
Equity earnings
Fund Management
(Firm’s co-investment =
$144.9M)
•
$15.5 billion of assets
under management
(10% decline from 2009)
•
Advisory fees
•
Incentive fees
•
Equity earnings
Public Securities
(Firm’s co-investment =
$0.1M)
•
$7.2 billion of assets
under management
(53% growth over 2009)
•
Advisory fees
A global business and differentiator
LaSalle Investment Management
(1)
AUM data reported on a one quarter lag.

($4.9)
($15.9)
2009 2010
$8.5
($0.7)
2009 2010
$16.1 $15.6
2009 2010
$37.0
$10.9
2009 2010
Consolidated
Americas EMEA
Asia Pacific LIM
* Refer to page 19 for Reconciliation of GAAP Net Income (Loss) to EBITDA and adjusted EBITDA for the three months ended March 31, 2010, and 2009, for details relative to these adjusted EBITDA calculations.  Segment adjusted EBITDA is calculated by adding the segment’s Depreciation and amortization and non-cash co-investment charges to its reported Operating income (loss), which excludes Restructuring charges. Consolidated adjusted EBITDA is the sum of the adjusted EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.
Q1 Adjusted EBITDA
*
Performance
($ in millions)
$18.0
$11.4
2009 2010

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
Adjusted Net Income
Note: Basic shares outstanding are used in the EPS calculations for the quarter ending March 31, 2009, as the use of dilutive shares outstanding would cause these
EPS calculations to be anti-dilutive.
2010 2009
GAAP net income (loss) 0.2 $         (61.5) $
Shares (in 000's) 43,950 34,618
GAAP earnings (loss) per share 0.01 $       (1.78) $
GAAP net income (loss) 0.2 $         (61.5) $
Restructuring, net of tax 0.9 14.5
Non-cash co-investment charges, net of tax 5.0 24.6
Adjusted net income (loss) 6.1 $         (22.4) $
Shares (in 000's) 43,950 34,618
Adjusted earnings (loss) per share 0.14 $       (0.65) $
Three Months Ended
March 31,

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
EBITDA and Adjusted EBITDA
2010 2009
Net income (loss) 0.2 $        (61.5) $
Add:
Interest expense, net of interest income 11.4 12.8
Provision (benefit) for income taxes 0.1 (10.8)
Depreciation and amortization 17.7 24.5
EBITDA 29.4 $      (35.0) $
Non-cash co-investment charges 6.5 28.9
Restructuring 1.1 17.0
Adjusted EBITDA 37.0 $      10.9 $
Three Months Ended
March 31,